Regency Energy Partners
Second-Quarter Earnings Release
August 8, 2012







Forward-Looking Statements and Other Disclaimers

This presentation includes "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include: volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for Regency Energy Partners LP (Partnership) as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks, and uncertainties are discussed in more detail in filings made by the Partnership with the Securities and Exchange Commission, which are available to the public. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We also use non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to our GAAP financial statements are included in the Appendix. These non-GAAP measures should not be considered as a substitute for GAAP financial measures.

Second-Quarter Performance

- Comparing the second quarter of 2012 to the second quarter of 2011, adjusted EBITDA increased approximately 12%



Adjusted EBITDA[1]
$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$103
$112
$115
$134
$115
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

1. Includes our proportionate share of each joint venture's adjusted EBITDA

Gathering and Processing Segment

- Throughput volumes increased nearly 30% from the second quarter of 2011 to the second quarter of 2012, primarily driven by growth in south and west Texas and north Louisiana
- NGL gross production increased approximately 33% from the second quarter of 2011 to the second quarter of 2012


Adjusted Segment Margin
Segment Margin ($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$53
$65
$64
$70
$65
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012


Throughput and NGL Gross Production
Throughput MMBtu/d (000's)
NGL Gross Production (Bbls/d (000's)
1,063
1,293
1,350
1,387
1,380
28
35
36
38
37
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Gathering & Processing Throughput
NGL Gross Production

Joint Ventures Segment

- Adjusted EBITDA for the Joint Ventures segment increased from the second quarter of 2011 to the second quarter of 2012

Joint Ventures Segment Adjusted EBITDA[1]



$70
$60
$50
$40
$30
$20
$10
$0
$ in millions
$55
$56
$58
$57
$59
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Haynesville JV
MEP JV2
Lone Star JV

1 Includes Regency's proportionate ownership share of adjusted EBITDA
2 Regency increased its ownership interest in MEP by 0.01% to 50% during the third quarter of 2011

- Increased producer activity in liquids-rich plays is overcoming horsepower declines in dry-gas regions


Segment Margin
Segment Margin ($ in millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$3
$3
$4
$4
$4
$34
$35
$35
$35
$34
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
External Segment Margin
Intercompany Segment Margin


Revenue Generating Horsepower
Horsepower (in thousands)
900
800
700
600
500
400
300
200
100
0
53
67
69
82
86
758
769
777
761
739
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
External Horsepower
Intercompany Horsepower

Contract Treating Segment

- Focusing on accommodating shift to liquids-rich regions


Contract Treating Revenue Generating GPM
Revenue Generating GPM
Segment Margin ($ in millions)
4,000
3,800
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
3,368
3,468
3,465
3,370
3,773
$8
$7
$8
$8
$7
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Revenue Generating GPM
Segment Margin

Maintain Stable Cash Flows: Business Mix

- Focus on maintaining over 80% fee-based margins

Adjusted Total Segment Margin



FY 2009
27%
2%
71%
FY 2010
21%
3%
76%
FY 2011
11%
6%
83%
FY 2012E
9%
9%
82%
Fee-based
Hedged Commodity
Un-hedged Commodity

Liquidity Position

Capitalization		
($ in millions)	12/31/2011	6/30/2012
Cash	$1	$16
Long-Term Debt		
Revolving Credit Facility	$332	$515
Senior Notes Due 2016	255	166
Senior Notes Due 2018	600	600
Senior Notes Due 2021	500	500
Total Long-Term Debt	**$1,687**	**$1,781**
Series A Preferred Units	$71	$72
Partners' Capital[1]	$3,498	$3,697
Noncontrolling Interest	33	44
Total Capitalization	**$5,289**	**$5,594**

Approximately $375 million of availability under revolving credit facility

1 Includes common units, general partner interest and accumulated other comprehensive income (loss)

Q&A



Appendix



Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes - 2012[1]

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (3.8)M	$ (1.5)M	$ 1.2M
Flat	$ (2.3)M	$ 0	$2.3M
Increase $1.00	$ (0.8)M	$1.5M	$ 3.8M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $2.3 million change in Regency's forecasted 2012 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $1.5 million change in Regency's forecasted 2012 DCF
- $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $0.9 million change in 2012 DCF

1. Sensitivities are for the balance of 2012

Maintain Stable Cash Flows: Comprehensive Hedging Program

- Utilize a comprehensive hedging program to mitigate exposure


C2 to C4 Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
84%
81%
64%
65%
17%
7%
4%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Equity Production
Hedge Volume


C5+/Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
57%
53%
73%
73%
36%
30%
30%
30%
15%
15%
15%
15%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume


Natural Gas Production vs. Hedged
MMBtu/d
25,000
20,000
15,000
10,000
5,000
-
28%
31%
47%
46%
48%
48%
47%
50%
27%
27%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Equity Production
Hedge Volume

- For 2012, approximately 18% of Regency's segment margin is currently subject to commodity exposure, of which approximately 9% is hedged

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]

	2012		2013		2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane Swaps	762	$0.47			-	-
Ethane Puts[2]	302	$0.67			-	-
Propane	803	$1.14	67	$1.31	-	-
Normal Butane	483	$1.54	226	$1.83	-	-
Natural Gasoline	245	$2.01	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	638	$92.47	419	$100.78	201	$98.17
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	6,000	$5.03	9,000	$3.65	1,984	$3.93

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
[1]As of June 30, 2012
[2]Approximately 9.25¢/gallon and 9.875¢/gallon were spent respectively for Q3 2012 and Q4 2012 in Ethane Put Option premiums

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
	($ in thousands)				
Net income	$ 29,327	$ 28,900	$ 13,628	$ 30,949	$ 14,837
Add (deduct):					
Interest expense, net	27,934	29,557	28,956	28,752	24,689
Depreciation and amortization	45,132	51,506	45,959	41,956	40,503
Income tax expense (benefit)	38	51	484	(89)	102
EBITDA (1)	$ 102,431	$ 110,014	$ 89,027	$ 101,568	$ 80,131
Add (deduct):					
Non-cash (gain) loss from commodity and embedded derivatives	(21,862)	(2,115)	2,230	(15,056)	(803)
Unit-based compensation expenses	1,005	1,289	925	891	875
Loss (gain) on asset sales, net	1,548	36	(2,422)	(131)	153
Loss on debt refinancing, net	7,820	-	-	-	-
Income from unconsolidated affiliates	(34,185)	(31,958)	(32,619)	(30,946)	(32,167)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	59,163	57,218	57,572	56,128	55,413
Other expense, net	(649)	(434)	159	(178)	(146)
Adjusted EBITDA	$ 115,271	$ 134,050	$ 114,900	$ 112,276	$ 103,456

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net income Haynesville Joint Venture	$ 26,222	$ 22,622	$ 24,483	$ 24,282	$ 30,265
Add (deduct):					
Depreciation and amortization	9,108	9,094	9,084	9,100	8,664
Interest expense, net	460	480	463	395	251
Other expense, net	-	-	-	5	-
Haynesville Joint Venture's Adjusted EBITDA	$ 35,790	$ 32,196	$ 34,030	$ 33,782	$ 39,180
Ownership interest	49.99%	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Haynesville Joint Venture's Adjusted EBITDA	$ 17,891	$ 16,095	$ 17,012	$ 16,885	$ 19,586

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net income MEP Joint Venture	$20,377	$ 21,494	$ 22,655	$ 21,998	$ 20,276
Add:					
Depreciation and amortization	17,357	17,364	17,362	17,401	17,398
Other expense	12,899	12,894	12,892	12,855	12,913
MEP Joint Venture's Adjusted EBITDA	$ 50,633	$ 51,752	$ 52,909	$ 52,254	$ 50,587
Ownership interest	50%	50%	50%	50%	49.90%
Partnership's interest in MEP Joint Venture's Adjusted EBITDA	$ 25,317	$ 25,876	$ 26,455	$ 26,091	$ 25,243

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net income Lone Star Joint Venture	$ 41,220	$ 37,881	$ 35,049	$ 30,952	$ 27,958
Add (deduct):					
Depreciation and amortization	12,635	12,270	12,205	12,904	7,139
Other (income) expense, net	(673)	673	(237)	(16)	185
Lone Star Joint Venture's Adjusted EBITDA	$ 53,182	$ 50,824	$ 47,017	$ 43,840	$ 35,282
Ownership interest	30%	30%	30%	30%	30%
Partnership's interest in Lone Star Joint Venture's Adjusted EBITDA	$ 15,954	$ 15,247	$ 14,105	$ 13,152	$ 10,584

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Net loss Ranch Joint Venture	$ (51)	$ (24)	$ -	$ -	$ -
Add (deduct):					
Depreciation and amortization	55	-	-	-	-
Ranch Joint Venture's Adjusted EBITDA	$ 4	$ (24)	$ -	$ -	$ -
Ownership interest	33%	33%	33%	33%	0%
Partnership's interest in Ranch Joint Venture's Adjusted EBITDA	$ 1	$ -	$ -	$ -	$ -

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

Non-GAAP Reconciliation

	Three Months Ended				
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
	($ in thousands)				
Net income	$ 29,327	$ 28,900	$ 13,628	$ 30,849	$ 14,837
Add (deduct):					
Operation and maintenance	38,992	40,981	42,025	37,950	33,996
General and administrative	16,476	15,695	13,510	17,350	17,551
Loss (gain) on asset sales, net	1,548	36	(2,422)	(131)	153
Depreciation and amortization	45,132	51,506	45,989	41,956	40,503
Income from unconsolidated affiliates	(34,185)	(31,958)	(32,619)	(30,946)	(32,167)
Interest expense, net	27,934	29,557	28,926	28,852	24,689
Loss on debt refinancing, net	7,820	-	-	-	-
Other income and deductions, net	(7,921)	(16,522)	2,796	(15,050)	(2,641)
Income tax expense (benefit)	38	51	484	(89)	102
Total Segment Margin	125,161	118,246	112,317	110,741	97,023
Non-cash (gain) loss from commodity derivatives	(13,953)	(1,619)	(551)	174	2,147
Adjusted Total Segment Margin	$ 111,208	$ 116,627	$ 111,766	$ 110,915	$ 99,170
Gathering and Processing Segment Margin	$ 79,416	$ 71,335	$ 64,452	$ 64,716	$ 50,495
Non-cash (gain) loss from commodity derivatives	(13,953)	(1,619)	(551)	174	2,147
Adjusted Gathering and Processing Segment Margin	65,463	69,716	63,901	64,890	52,642
Contract Compression Segment Margin	38,015	38,986	39,203	37,957	36,973
Contract Treating Segment Margin	7,241	7,883	7,862	6,642	7,701
Corporate & Others Segment Margin	5,497	4,648	4,702	4,767	4,762
Inter-segment Eliminations	(5,008)	(4,606)	(3,902)	(3,341)	(2,908)
Adjusted Total Segment Margin	$ 111,208	$ 116,627	$ 111,766	$ 110,915	$ 99,170

Non-GAAP Reconciliation

	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011
	($ in thousands)	
Net cash flows provided by operating activities	$ 46,129	$ 72,136
Add (deduct):		
Depreciation and amortization, including debt issuance cost and bond premium amortization	(44,868)	(43,399)
Income from unconsolidated affiliates	32,723	33,628
Derivative valuation changes	21,862	1,140
Loss on asset sales, net	(1,548)	(153)
Unit-based compensation expenses	(1,005)	(826)
Cash flow changes in current assets and liabilities:		
Trade accounts receivables, accrued revenues, and related party receivables	(13,704)	16,147
Other current assets	(902)	(3,060)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	18,357	(40,722)
Other current liabilities	6,360	13,377
Distributions received from unconsolidated affiliates	(34,084)	(33,628)
Other assets and liabilities	7	197
Net Income	$ 29,327	$ 14,837
Add:		
Interest expense, net	27,934	24,689
Depreciation and amortization	45,132	40,503
Income tax expense	38	102
EBITDA	$ 102,431	$ 80,131
Add (deduct):		
Non-cash gain from commodity and embedded derivatives	(21,862)	(803)
Unit-based compensation expenses	1,005	875
Loss on asset sales, net	1,548	153
Loss on debt refinancing, net	7,820	-
Income from unconsolidated affiliates	(34,185)	(32,167)
Partnership's interest in unconsolidated affiliates' adjusted EBITDA	59,163	55,413
Other income, net	(649)	(146)
Adjusted EBITDA	$ 115,271	$ 103,456
Add (deduct):		
Interest expense, excluding capitalized interest	(40,971)	(30,307)
Maintenance capital expenditures	(7,274)	(3,190)
Proceeds from asset sales	7,352	3,978
Distributions to Series A Preferred Units	(1,945)	(1,945)
Other adjustments	(1,522)	(1,417)
Cash Available For Distribution	$ 70,911	$ 70,575